Exhibit 10.1

THIRD OMNIBUS AMENDMENT TO

SECURED CONVERTIBLE LOAN AGREEMENT AND WARRANTS

THIS THIRD OMNIBUS AMENDMENT TO SECURED CONVERTIBLE LOAN AGREEMENT AND WARRANTS (this “Amendment”) is dated as of May 27, 2026 by and among NKGEN OPERATING BIOTECH, INC., a Delaware corporation (“NKGen OpCo”), NKGEN BIOTECH, INC., a Delaware corporation (“NKGen Bio”, and collectively with NKGen OpCo, the “Borrowers”), and AlpineBrook Capital GP I Limited (“AlpineBrook” or the “Lender”, and together with the Loan Parties, the “Parties”).

WHEREAS, the Parties are party to (i) that certain Secured Convertible Loan Agreement, dated as of April 15, 2026, by and among the Borrowers and Lender (as amended by that certain Omnibus Amendment to Secured Convertible Loan Agreement and other Loan Documents dated April 27, 2027 and that certain Second Amendment to Secured Convertible Loan Agreement dated May 15, 2026, the “Existing Loan Agreement”; the Existing Loan Agreement, as amended by this Amendment and as may be further amended, restated, supplemented, assigned, or otherwise modified from time to time, the “Loan Agreement”) and (ii) the Closing Date Warrant, the Additional Warrant, and the Additional Second Amendment Warrant (as may be amended and/or restated from time to time, the “Existing Warrants”).

WHEREAS, the Borrowers desires the Lender to extend an Additional Loan under the Existing Loan Agreement in the form of a convertible loan with a principal amount of $2,420,000 (the “Additional Funding”);

WHEREAS, in connection with such request, the Parties have determined that it is in the best interests of all Parties to amend certain provisions of the Existing Loan Agreement and Warrants to, among other changes, provide for such Additional Funding, to be documented by a new convertible note to be issued by the Borrowers in favor of Lender, and increase the number of consideration shares to be issued by NKGen Bio to Lender, in each case, in accordance with the terms and subject to the conditions set forth in this Amendment.

WHEREAS, in consideration of the Lender’s willingness to extend the Additional Funding, the Parties have determined that, among other things, NKGen Bio shall issue to the Lender a warrant to purchase certain number of shares of Common Stock, substantially in the form attached to the Existing Loan Agreement as Exhibit B, in accordance with the terms set forth herein.

NOW, THEREFORE, THIS AGREEMENT WITNESSETH, for and in consideration of the premises, mutual promises and covenants set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement or the other Loan Documents, as applicable.

2. Amendments to the Existing Loan Agreement.

2.1 Section 1.1.4. Section 1.1.4 of the Existing Loan Agreement is hereby amended by adding a new clause (c) as follows:

“(c) On the Third Amendment Effective Date, the Lender shall within two (2) Business Days extend an Additional Loan with the principal amount of $2,420,000 to the Borrowers, and in connection with the extension of such Additional Loan, the Borrowers shall, jointly and severally, issue to the Lender the Additional Note #3, the terms and provisions of which shall constitute, and are hereby expressly incorporated in and made, a part of this Agreement. The Borrowers agree that a facilitation fee of $220,000 is fully earned by and owed to the Lender on the Second Amendment Effective Date and is included in the principal of such Additional Loan as an extension of credit from Lender to the Borrowers. Therefore, the net proceed for Borrower from such Additional Loan is $2,200,000, and Lender shall within two (2) Business Days of the Second Amendment Effective Date, wire such amount of net proceed to an account designated by NKGen Bio.”

2.2 Section 1.5 (Consideration Shares; Warrant). Section 1.5 of the Loan Agreement is hereby amended and restated to read as follows:

“In consideration of the Restructuring and the extension of the Additional Loans documented by the Additional Note #1, Additional Note #2, and Additional Note #3, NKGen Bio shall issue and deliver electronically to the Lender, at no cost to the Lender, 12,953,947 shares of Common Stock in accordance with the timeline under Section 1.6.3(a). On the Closing Date, NKGen Bio shall duly issue and deliver to the Lender the Closing Date Warrant, the terms and provisions of which shall constitute, and are hereby expressly incorporated in and made, a part of this Agreement. On the First Amendment Effective Date, NKGen Bio shall duly issue and deliver to the Lender the Additional Warrant, the terms and provisions of which shall constitute, and are hereby expressly incorporated in and made, a part of this Agreement. On the Second Amendment Effective Date, NKGen Bio shall duly issue and deliver to the Lender the Additional Second Amendment Warrant, the terms and provisions of which shall constitute, and are hereby expressly incorporated in and made, a part of this Agreement. On the Third Amendment Effective Date, NKGen Bio shall duly issue and deliver to the Lender the Additional Third Amendment Warrant, the terms and provisions of which shall constitute, and are hereby expressly incorporated in and made, a part of this Agreement.”

2.3 Section 1.6.3(a) (Conditions Subsequent). Section 1.6.3(a) of the Loan Agreement is hereby amended and restated to read as follows:

“Following the increase of authorized Capital Stock pursuant to Section 3.1.22, NKGen Bio shall issue and deliver electronically to the Lender, at no cost to the Lender, 12,953,947 shares of Common Stock, evidenced by the statement of ownership or stock certificate, duly executed by NKGen Bio, in six (6) installments, with the first installment for issuance and delivery of 1,161,476 shares on the 5-month anniversary of the Closing Date, the second installment for issuance and delivery of 2,661,476 shares on the 10-month anniversary of the Closing Date, the third installment for issuance and delivery of 2,661,476 shares on the 15-month anniversary of the Closing Date, the forth installment for issuance and delivery of 2,661,476 shares on the 20-month anniversary of the Closing Date, the fifth installment for issuance and delivery of 3,001,376 shares on the 25-month anniversary of the Closing Date, and the sixth installment for issuance and delivery of 806,667 shares on the 30-month anniversary of the Closing Date. This Section 1.6.3(a) and NKGen Bio’s obligation hereunder shall survive the termination or expiration of the Agreement.”

2.4 Section 3.1.22 (Increase of Authorized Capital Stock). Section 3.1.22 of the Loan Agreement is hereby amended and restated to read as follows:

“NKGen Bio shall promptly, but in any event no later than the earlier of (a) two (2) months after the Closing Date and (b) immediately prior to the closing of the next financing (whether in the form of equity or debt financing) (the “Stockholder Approval Deadline”), obtain stockholder approval to increase its authorized shares such that there are sufficient shares of Common Stock to provide for the conversion of the 2026 Secured Convertible Note and exercise of the Warrant. In the interim, NKGen Bio shall provide the Lender with evidence reasonably satisfactory to the Lender of a voting agreement or irrevocable proxies from stockholders representing a majority of the voting power of NKGen Bio, committing to vote in favor of such increase in authorized shares; provided, that (x) the voting agreements duly executed by NKGen Biotech Korea Co., Ltd., Graf Acquisition Partner IV LLC, and Paul Song shall be delivered to the Lender on the Closing Date, the First Amendment Effective Date, the Second Amendment Effective Date, and the Third Amendment Effective Date, and (y) the voting agreements or irrevocable proxies duly executed by other stockholders shall be delivered to the Holder on or before May 31, 2026.”

2.5 Section 8.1 (Definitions). The following defined terms in Section 8.1 of the Existing Loan Agreement are added, amended or restated as follows:

“Additional Third Amendment Warrant” means that certain Common Stock Purchase Warrant issued by NKGen Bio to the Lender on May 27, 2026.

“Additional Note #3” means that certain Secured Convertible Promissory Note with a principal amount of $2,420,000, dated as of May 27, 2026, issued by the Borrowers in favor of Lender.

“Third Amendment Effective Date” means May 27, 2026.

“Notes” shall mean the 2026 Secured Convertible Note, the Additional Note #1, the Additional Note #2, the Additional Note #3, and each other promissory note or promissory convertible note issued by the Borrowers in favor of the Lender under Section 1.1.4.

“Warrant” means each of the Closing Date Warrant, the Additional Warrant, the Additional Second Amendment Warrant, the Additional Third Amendment Warrant and each other warrant that may be issued by NKGen Bio to the Lender in connection with future extension of Additional Loans, in each case, as amended and/or restated from time to time.

3. Amendment to Existing Warrants

3.1 Section 5 (Non-Circumvention) of Existing Warrants. The second-to-last sentence of Section 5 of each of the Closing Date Warrant, the Additional Warrant, and the Additional Second Amendment Warrant is hereby amended and restated to read as follows:

“In the interim, the Company shall provide the Holder with evidence reasonably satisfactory to the Holder of a voting agreement or irrevocable proxies from stockholders representing a majority of the voting power of the Company, committing to vote in favor of such increase in authorized shares; provided, that (x) the voting agreements duly executed by NKGen Biotech Korea Co., Ltd., Graf Acquisition Partner IV LLC, and Paul Song shall be delivered to the Holder on the Issuance Date and (y) the voting agreements or irrevocable proxies duly executed by other stockholders shall be delivered to the Holder on or before May 31, 2026.”

4. Additional Agreements.

4.1 The Borrowers hereby agree that: The execution of this Amendment and the issuance of Additional Note #3 by the Borrowers and the issuance of the Additional Third Amendment Warrant by NKGen Bio constitute a voluntary, arms-length, and contemporaneous exchange of valuable consideration between the Borrowers and the Lender.

5. Limitation of Amendments.

5.1 The amendments set forth in this Amendment are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (i) operate as an amendment, waiver or modification of any other term, provision, or condition of the Loan Agreement or any Related Document, or (ii) otherwise prejudice any right, power or remedy which Lender may now have or may have in the future under or in connection with the Loan Agreement or any Related Document.

5.2 All terms, conditions, representations, warranties, covenants, and agreements set forth in the Loan Agreement or any Related Document, except as specifically set forth herein, are hereby ratified and confirmed and shall remain in full force and effect.

6. Integration. This Amendment represents the entire agreement about the subject matter hereof and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment merge into this Amendment.

7. Prior Agreement. Except as expressly provided for in this Amendment, the Loan Agreement and the Related Documents are hereby ratified and reaffirmed and shall remain in full force and effect. This Amendment is not a novation and the terms and conditions of this Amendment shall be in addition to and supplemental to all terms and conditions set forth in the Loan Agreement and the Related Documents. In the event of any conflict or inconsistency between this Amendment and the terms of such documents, the terms of this Amendment shall be controlling, but such document shall not otherwise be affected or the rights therein impaired.

8. Effectiveness. This Amendment shall be deemed effective upon the satisfaction of each of the following conditions:

8.1 The due execution and delivery of this Amendment by each party hereto.

8.2 The due execution and delivery of the Additional Note #3 by the Borrowers to Lender.

8.3 The due execution and delivery of the Additional Third Amendment Warrant by the Borrowers to Lender.

8.4 Each Borrower hereby represents and warrants to the Lender that all representations and warranties of such Borrower under the Loan Agreement are true and correct in all respect as of the date hereof .

8.5 Delivery by Borrowers of resolutions authorizing entry into this Amendment and performance of their obligations hereunder, and of such other documents, and completion of such other matters, as Lender may deem necessary or appropriate.

9. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of New York.

10. Miscellaneous.

10.1 This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns as provided in the Loan Agreement.

10.2 Section headings are for convenience of reference only and shall in no way affect the interpretation of this Amendment.

10.3 This Amendment may be executed in any number of counterparts, whether executed on paper or as an electronic record executed electronically, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof. Each party hereto may execute this Amendment by electronic means and recognizes and accepts the use of electronic signatures and records by any other party hereto in connection with the execution and storage hereof.

If any provision of this Amendment is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Amendment, the Loan Agreement and the Related Documents shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.4 Sections 7.1 (Choice of Venue), 7.2 (Electronic Instructions), 7.7 (Consent to Loan Participation), 7.9 (No Waiver by Lender), 7.10 (Notices), 7.11 (Severability), 7.14 (Survival of Representations and Warranties), 7.15 (Time Is of the Essence), 7.16 (Waiver of Jury Trial; Judicial Reference), 7.17 (Entire Agreement) and 7.18 (Counterparts, Electronic Signatures) are hereby incorporated herein, mutatis mutandis.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first above written.

BORROWERS:

NKGEN BIOTECH, INC.

By:	/s/ Paul Song
Name:	Paul Song
Title:	Paul Song CEO

NKGEN OPERATING BIOTECH, INC.

By:	/s/ Paul Song
Name:	Paul Song
Title:	Paul Song CEO

[Signature Page to Third Omnibus Amendment]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first above written.

LENDER:

ALPINEBROOK CAPITAL GP I LIMITED,
as Secured Party

By:	/s/ Hanhan Xu
Name:	Hanhan Xu
Title:	Director

[Signature Page to Third Omnibus Amendment]